                                                                  Exhibit 99.B11



                         INDEPENDENT AUDITORS' CONSENT

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                               ARTHUR ANDERSEN LLP


                                               ARTHUR ANDERSEN LLP

Houston, Texas
April 28, 1998